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                                                                   Exhibit 23.03


                              ARTHUR ANDERSEN LLP









                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our reports (and to all references to our Firm) included in or made a part of this Form 8-K.


                                             Arthur Andersen LLP




Baltimore, Maryland,
  December 21, 1999